MedaSorb
Technologies Corporation


CytoSorbents

Working to Save Lives Through Blood Purification

And its Wholly-Owned Operating Subsidiary CytoSorbents

OTCBB: MSBT

Rodman & Renshaw Healthcare Conference 2009

Safe Harbor Statement

Statements in this presentation regarding CytoSorbents, Inc and its parent MedaSorb Technologies Corporation that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. It is routine for our internal projections and expectations to change. Although these expectations may change, we are under no obligation to inform you if they do. Actual events or results may differ materially from those contained in the projections or forward-looking statements. The following factors, among others, could cause our actual results to differ materially from those described in a forward-looking statement: our history of losses; potential fluctuations in our quarterly and annual results; competition, inability to achieve regulatory approval for our device, technology systems beyond our control and technology-related defects that could affect the companies' products or reputation; risks related to adverse business conditions; our dependence on key employees; competition for qualified personnel; the possible unavailability of financing as and if needed; and risks related to protecting our intellectual property rights or potential infringement of the intellectual property rights of third parties. This list is intended to identify only certain of the principal factors that could cause actual results to differ from those discussed in the forward-looking statements. Readers are referred to the reports and documents filed from time to time by us with the Securities and Exchange Commission for a discussion of these and other important risk factors that could cause actual results to differ from those discussed in forward-looking statements.

Company Overview

Goal	To treat severe sepsis due to infection (bacterial or viral)
Product	CytoSorb™ – highly porous resin cartridge that acts as a cytokine filter to reduce cytokine storm in severe sepsis
Clinical Status	Currently enrolling up to a 100 patient European trial to treat septic patients in the setting of respiratory failure
Future	CE Mark approval & commercialization in E.U. in 2010
Patents	26 issued patents with multiple applications pending
Management	CEO - Phillip Chan MD, PhD CMO - Robert Bartlett MD COO - Vincent Capponi MS CFO - David Lamadrid MBA



The Sepsis Crisis

Severe sepsis is often called "Overwhelming Infection"

- Afflicts 18 million people worldwide every year and growing
- Kills 1 in every 3 despite the best treatment
- Kills more people in the U.S. than heart attacks, strokes, or any single type of cancer
- Treatment costs the U.S. more than $18 billion annually
- Represents a $6-8 Billion market in the U.S. and E.U. alone
- Swine flu pandemic highlights critical need for better treatment

What causes Severe Sepsis?


Cytokine Storm
Pro-Inflammatory
Anti-inflammatory
TOXIC
INSULT
Death
Organ Failure
Recovery
Time (days to weeks)

Cytokine Storm fuels the sepsis cascade


Cytokines
Clotting
Shock
Lung Injury
Cell Death
Immune Paralysis
Intestinal Injury
Tissue Ischemia, Organ Damage, Infection
Organ Failure

Example of Pure Cytokine Storm

TeGenero Anti-CD28 monoclonal antibody Phase I Trial

- Designed to stimulate the immune system to treat cancer
- Phase I safety trial (2006) – 6 healthy adult males
  - 90 minutes from injection – All had systemic inflammatory response

    Headache, nausea, muscle pain, diarrhea, hypotension
  - 12-16 hours from injection – All became critically ill

    Severe lung injury, renal failure, DIC
  - Cytokine storm persisted for 2-3 days
  - Two with the worst cytokine storm had prolonged shock and severe lung injury
- Represented a well-documented case of <u>non-infectious</u> sepsis
- Cytokine storm definitively the root cause of this episode

New England Journal of Medicine, 2006:355:1018-28

Treating Cytokine Storm – The Holy Grail

Reduction in Cytokine Storm has been the target of Drugs and Biologics for three decades

- Unfortunately, most drugs and biologics can only reduce a single cytokine or inflammatory mediator
- Too much redundancy in the immune system for this strategy to work

A Broad Spectrum Solution is needed that can remove many different cytokines and toxins

Introducing CytoSorb™

CytoSorb™ is a highly porous polymer resin that **broadly** removes cytokines and toxins from blood



Concept is very straightforward

- Obtain venous access with temporary dialysis catheter
- Pump blood through the CytoSorb cartridge
- The CytoSorb resin removes cytokines/toxins
- “Purified” blood is pumped back into the patient
- Treat 6 hours a day for 7 days, new device each day


Simulated for illustrative purposes only
Blood Flow

CytoSorb™ Active in Cytokine Sweet Spot


IL-18
IL-1β
TNF-α monomer
IFN-γ monomer
IL-1Ra
MCP-1
IL-13
IL-8
MIP-1α
IL-10
IL-4
G-CSF
HMGB1
TGF-β
IL-6
sFas ligand
sTNFR
MCP-1
glycosylated
IFN-γ dimer
TNF-α trimer
Albumin
kDa
0
10
20
30
40
50
60
70
Hemodialysis

CytoSorb is State of the Art Technology

- Very efficient in removing cytokines
- Compatible with blood
- Massive capacity
- Easy to use
- Compatible with standard hospital dialysis equipment
- Low cost
- Long shelf life
- Low manufacturing risk


CytoSorb Expected to Limit Cytokine Storm
TOXIC
INSULT
Organ Damage
CytoSorb
Recovery
Time (days to weeks)

CytoSorb has been extensively tested

- CytoSorb removes cytokines *in vitro* and in simulated whole blood circulation systems on the order of 80-95%

- CytoSorb increases survival to 35-65% from 5% in sham treated animals in different rat sepsis models

- CytoSorb helped stabilize a 71 year old man in septic shock from gangrenous bowel – off ventilator, off vasopressors in four days - stable enough to do additional surgery

CytoSorb improves survival in animals

Two Septic Rat Models

Demonstrate Substantial Improvement in Survival…

Endotoxin Challenge (LPS)



Survival probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Intervention Period
0
120
240
360
480
600
720
Time (min)

CytoSorb Survival = 7/20 vs 1/20 for sham

Kellum, JA, Song M, Venkataraman, R "Hemoadsorption removes TNF, IL-6, and IL-10, reduces NF-KB DNA binding, and improves short-term survival in lethal endotoxemia" Crit Care Med (2004) 32(2): 801-805

Cecal Ligation Puncture (CLP)



Survival probability (%)
group
Sham
CytoSorb
P= 0.0198
P = 0.0039 (Fisher's exact)
HR 2.87 (95% CI 1.13 to 7.26)
Time (min)

CytoSorb Survival = 9/17 vs 1/16 for sham

Peng, ZY, Carter, MJ, Kellum, JA "Effects of hemoadsorption on cytokine removal and short term survival in rats" Crit Care Med (2008) 36(5): 1573-7

...with prevention of shock



CytoSorb
Sham
MAP (mmHg)
100
90
80
70
60
50
40
30
20
10
0
0
1
3
9

Effects of hemoadsorption on mean arterial pressure (MAP) (Mean +/- SEM, mm Hg) in the CLP rat sepsis model. Hemoadsorption is shown in the dashed line while sham results are shown in the solid line. MAP was significantly different over time and between groups ($p<0.01$). For pair-wise comparisons: *hemoadsorption vs sham ($p<0.05$) and T compared with baseline ($p<0.05$)

Peng, ZY, Carter, MJ, Kellum, JA "Effects of hemoadsorptionon cytokine removal and short term survival in rats" Crit Care Med (2008) 36(5): 1573-7

...and reduction of cytokines

CLP Animal Model Cytokine Data



A
TNF (ln pg/ml)
Time (hr)
B
IL-1β (ln pg/ml)
Time (hr)
C
IL-6 (ln pg/ml)
Time (hr)
D
IL-10 (ln pg/ml)
Time (hr)

20 hours after cecal ligation and puncture, rats were treated for 3 hours with either CytoSorb or sham.

Then treatment was discontinued and cytokine values were taken 6 hours after the end of treatment.

Peng, ZY, Carter, MJ, Kellum, JA "Effects of hemoadsorption on cytokine removal and short term survival in rats" Crit Care Med (2008) 36(5): 1573-7

Black bars = CytoSorb
White bars = Sham

European Clinical Trial

Randomized, controlled, multi-center, open-label study in up to 100 patients with severe sepsis in the setting of respiratory failure

- Primary endpoint: IL-6 reduction
- Secondary and tertiary endpoints include
  - 28-day and 60-day mortality
  - Ventilator free days
  - Organ damage scores
  - Hemodynamic stability
  - Vasopressor use
  - Immune system function



Anticipate CE Mark Approval in 2010

- European Sepsis Trial has enrolled 31 patients to date
- Acceleration of recruitment is expected with twelve sites
- Treatment is well-tolerated
- No serious device related adverse events in more than 460 treatments, with more than 100 in sepsis patients
- With a successful trial, anticipate CE mark approval and commercialization by 2010

What makes CytoSorb different?

No product is approved to treat cytokine storm directly

CytoSorb is the most logical way to treat cytokine storm

In doing so, may positively impact many
of the pathways that lead to death in sepsis
and improve survival

Limited Competition

Pharmaceuticals and Biologics

- Historically unsuccessful
- Xigris (Lilly) is the only approved drug by the FDA, but limited usage
- Phase III TLR-4 inhibitors (Takeda and Eisai)
- Others are Phase II or earlier

Devices

- Standard blood purification techniques ineffective or inefficient
- Other resin technologies not as advanced
- Toraymyxin – Published in JAMA June 2009*

  - Blood purification of endotoxin – a precursor to cytokines
  - 64 patient randomized, controlled trial in specific population: Abdominal sepsis after emergency surgery
  - 21% absolute improvement in mortality (53% vs 32%)

Blood Purification Works to Treat Severe Sepsis

* JAMA June 17 2009 301(23):2445-52

CytoSorb has big market potential

Assumptions

• Gambro Adsorba hemoperfusion	~ $500/device
• CytoSorb hemoperfusion	~ $500/device (base)
• CytoSorbents treatment (7 days)	7 devices
• Average patient treatment revenue	$ 3,500
• Annual incidence of severe sepsis	3 in 1000

$3.5 Billion US Market (~1 million sepsis patients annually)
$5.3 Billion EU Market (~ 1.5 million severe sepsis annually)

CytoSorb is a Potential Blockbuster

- Multi-billion dollar market with limited competition
- Differentiated, broadly patented "best of breed" approach
- Highly profitable "razor/razorblade" model
- Reimbursement in the US and Germany is covered under favorable DRG reimbursement
- Commercialization is near-term
- Swine flu, severe sepsis, bio-terrorism make this very timely
- Potentially attractive to a number of strategic partners

MedaSorb is not just a "sepsis" company

MedaSorb is a therapeutic device company with a valuable patented polymer technology and a robust pipeline

NAME	INDICATION	DESCRIPTION	STATUS
CytoSorb™	Severe sepsis	Highly efficient cytokine filter that is designed to treat cytokine storm in sepsis	Registration clinical trials in Europe
BetaSorb™	Improvement of hemodialysis in end-stage renal disease	Removal of mid-molecular weight toxins that are inefficiently removed by standard dialysis	Human pilot studies
CytoSorb™	Cardiopulmonary bypass Transplant Influenza	Highly efficient cytokine filter to reduce cytokine-induced organ injury	Observational human study, human pilot, and pre-clinical, respect.
CST 101	Drug overdose, chemical exposure or intoxication	Efficient single pass removal of a number of drugs from blood	Pre-clinical
CST 201	Adjunct cancer treatment: Chemotherapy removal during high dose regional chemotherapy	Efficient single pass removal of certain chemotherapy agents from blood	Pre-clinical
CST 301	Trauma	Removal of myoglobin from blood caused by muscle breakdown and rhabdomyolysis in trauma	Pre-clinical
Others	Non-disclosed	Non-disclosed	Non-disclosed

Valuation Comparables*

1) Renal Solutions - $190 M

- Privately-held company with a resin technology that regenerated dialysate
- $40M in private equity, $25M in debt financing
- $1M in revenue (2007)
- Acquired by Fresenius in November 2007 for $190M

2) NxStage Medical (Nasdaq: NXTM) - $ 300 M

- Public company focused on critical care dialysis machines and disposables
- $136M revenue, ($49.5M) net loss (ttm)

3) Nephros (OTCBB: NEPH) - $ 80 M

- OTCBB company focused on removal of mid-molecular weight toxins in end-stage renal disease (ESRD)
- $2.0M revenue, ($3.4M) net loss (ttm)
- CE Mark approval for its OLpur™ MD 190 hemodiafilter for ESRD
- Recent 510K approval for Dual Stage Ultrafilter to purify dialysate fluid for dialysis

* As of 8/25/2009

MedaSorb Investor Advantages

Strong overall return potential based on current near-term targeted milestones

- Successful trial completion
- CE Mark approval
- Out-licensing the sepsis application to a strategic partner
- Commercial sales anticipated in 2010
- Commencement of pivotal trial in the US
- Out-licensing of other non-core applications

MedaSorb Technologies Corporation


CytoSorbents

For more information:

Please contact
Phillip Chan, MD, PhD – CEO

pchan@cytosorbents.com

And its Wholly-Owned Operating Subsidiary CytoSorbents

OTCBB: MSBT

Rodman & Renshaw Healthcare Conference 2009